Exhibit 99.1

March 16, 2011

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561

Re: CytoDyn Inc.

Dear Sir or Madam:

We have read Item 4.02 of the Form 8-K of CytoDyn Inc., dated March 16, 2011, captioned “Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review,” and we agree with the statements made therein.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Yours Truly,
/s/ Pender Newkirk & Company LLP